SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                             Securities Act of 1934


Date of Report (Date of earliest event reported)  September 13, 1995


                           LAWTER INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in this charter)

Delaware                             1-7558                           36-1370818
--------------------------------------------------------------------------------
(State or other                   (Commission                   (IRS Employer
jurisdiction of                     File No.)                Identification No.)
incorporation)


                990 Skokie Boulevard, Northbrook, Illinois 60062
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in this charter)


                                  708/498-4700
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changes since last report)



                                Page 1 of 5 pages

Item 5.   Other Events

          On September 13, 1995, the Registrant announced that it received a letter from Kathryn Hach-Darrow, the Chairman of Hach Company ("Hach"), stating that Hach's Board had voted to decline Lawter's previously announced offer of $21.00 per share to purchase the balance of Hach stock that Lawter does not already own. Hach's response stated that the Hach family controls approximately 42% of the Hach outstanding shares and that, as a practical matter, any transaction would require the support of the family shareholders. In view of the response by Hach's Board, the acquisition of the business of Hach would not be possible and, therefore, Lawter has terminated its offer.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits. The exhibits to this report are listed in the Exhibit Index included elsewhere herein.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated September 15, 1995

                                           LAWTER INTERNATIONAL, INC.


                                           By:/s/ Richard D. Nordman
                                              ----------------------
                                              Richard D. Nordman
                                              President

                           LAWTER INTERNATIONAL, INC.
                                  Exhibit Index

                                                        Sequential
                                                           Page
Number and Description of Exhibit*                        Number
----------------------------------                      ----------

          99.1  Press release dated
                September 13, 1995.                          5

*Exhibits not listed are inapplicable.

                                                                    Exhibit 99.1


                           LAWTER INTERNATIONAL, INC.
 990 Skokie Boulevard, Northbrook, IL 60062 - 708-498-4700 - FAX 708-498-0066

                                       For further information, please contact:
                                       Mr. Richard D. Nordman, President

NEWS RELEASE
------------

     September 13, 1995 -- Northbrook, Illinois -- Lawter International, Inc. announced that it received a letter from Kathryn Hach-Darrow, Chairman of Hach Company, stating that their Board had voted to decline Lawter's offer of $21.00 per share to purchase the balance of Hach stock that Lawter does not already own. Hach's response stated that the Hach family controls approximately 42% of the Hach outstanding shares and that, as a practical matter, any transaction would require the support of the family shareholders. In view of the response by Hach's Board, the acquisition of the business of Hach would not be possible and, therefore, Lawter has terminated its offer.